UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue P.O. Box 209 Muscatine, Iowa 52761

Robert H. Solt 2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Stacy H. Winick Bell, Boyd & Lloyd PLLC 1615 L Street, N.W., Suite 1200 Washington, DC 20036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Item 1. Reports to Shareholders.

PEARL MUTUAL FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2005

IMPORTANT NEWS: SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund                                                                 PFAGX – Pearl Aggressive Growth Fund

2005 Semi-Annual Report

Page
IMPORTANT NEWS	1

Performance Review	2 - 3

Investment Strategy	3 - 5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 - 13

General Information	13 - 15

Pearl Total Return Fund Financial Statements - Unaudited	16 - 18

Pearl Aggressive Growth Fund Financial Statements - Unaudited	19 - 21

Notes to Financial Statements - Unaudited	22 - 23

Pearl Total Return Fund Financial Highlights - Unaudited	24

Pearl Aggressive Growth Fund Financial Highlights - Unaudited	25

IRA CONTRIBUTION LIMITS FOR 2005 HAVE CHANGED!

(IRA – INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $4,000 to your IRA in 2005. (This limit was $3,000 in 2004.)

•	Remember, the new 2005 limit is $4,500 if you are age 50 or over. The extra $500 is called a catch-up contribution.

•	These new limits apply to both Roth and Traditional IRAs.

President

DAVID M. STANLEY

Executive Vice President

ROBERT H. SOLT

Senior Portfolio Manager

CHRISTOPHER A. HOFFMAN

Chief Compliance Officer

ANTHONY J. TOOHILL

Trustees

PEG ARMSTRONG-GUSTAFSON

JOHN W. AXEL

JEFFREY R. BOEYINK

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

Staff

KAREN M. BROOKHART

PEGGY A. CHERRIER

KAREN J. GRELL

RENATA R. LAMAR

RICHARD R. PHILLIPS

August 2, 2005

NEWS FOR PEARL SHAREHOLDERS:

•        Pearl Total Return Fund gained 1.36% during the first six months of 2005 – outperforming all 3 comparison indexes. On August 2, this year-to-date gain had grown to 6.35%.

•        Pearl Aggressive Growth Fund gained 1.04% during the first six months of 2005 – outperforming all 3 comparison indexes. On August 2, this year-to-date gain had grown to 8.59%.

•        For the 5 years through June 30, 2005, Pearl Total Return Fund was up 53.26%, while all 3 comparison indexes had losses: Dow Jones Wilshire 5000 (Full Cap) down (6.10%), MSCI World down (9.97%), and S&P 500 down (11.30%). These 5 years included most of the 3-year bear market (2000-2002) and rising stock markets in 2003 and 2004.

•        Pearl Total Return Fund outperformed all 3 comparison indexes during the last 1, 3, 5, and 10 years through June 30, 2005.

•        During its first 4 years through June 30, 2005, Pearl Aggressive Growth Fund was up 51.63% – strongly outperforming all 3 comparison indexes: Dow Jones Wilshire 5000 (Full Cap) up 10.90%, MSCI World up 12.96%, and S&P 500 up 4.28%.

•        Both Pearl Funds had risk-adjusted total returns (3 years through June 30, 2005) that outperformed all 3 benchmark indexes. See pages 7 & 10.

•        All Pearl Funds performance figures are net – after deduction of all expenses of each Fund and all expenses of mutual funds in its portfolio.

•        Both Pearl Funds are no-load – no sales charge, commission, or redemption fee (except a 2% fee on sale of shares owned 30 days or less). Both Funds continue making all investments on a no-load basis in 2005.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com.

Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely, YOUR INVESTMENT MANAGEMENT TEAM:

PEARL MUTUAL FUNDS

Performance Review as of June 30, 2005

First Half 2005 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the six months ended 6-30-05:
Pearl Total Return Fund	+1.36%
Pearl Aggressive Growth Fund	+1.04%
Dow Jones Wilshire 5000 (Full Cap)	+0.02%
MSCI World Index	-0.70%
Standard & Poor’s 500 Index	-0.81%

*	All total returns include dividends reinvested. The total returns do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 15 for a description of each index.

Both Pearl Aggressive Growth Fund and the more conservative Pearl Total Return Fund outperformed all 3 comparison indexes during the first half of this year.

First Half Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during the first six months of 2005 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had losses during the first quarter of 2005 but strengthened a bit in the second quarter. Investors’ reactions to good economic news, including low inflation, were helpful. However, the positive effects were offset by the rising price of oil and fears of terrorist attacks, pressures on earnings, and other concerns.

•	U.S. value-style stocks led growth-style stocks decisively during the first half of 2005. Morningstar US Value Index was up 2.97% while Morningstar US Growth Index was down (1.50%). Contrary to the 4 preceding years, smaller-capitalization stocks did not perform better than larger companies in the first quarter of 2005. However, they did outperform large caps more than 3-to-1 in the second quarter. That performance put small-caps ahead of large-caps year-to-date. Mid-cap stocks performed even better than small-caps during the second quarter and had superior performance in the first quarter; their first half performance was far ahead of both large-caps and small-caps. Overall, foreign stocks performed better than U.S. stocks in the first half. Unlike U.S. markets, foreign markets maintained their prior pattern of better returns from smaller companies. Curiously, foreign value-style stocks led in the large-cap arena but growth-style stocks led in the small-to-mid-cap categories. U.S. high-yield bonds as a group were up slightly; on second quarter strength where they retraced their losses from the first quarter. U.S. intermediate and long-term bonds ended the 6 months up nicely after some weakness in the first quarter. We believe these trends had a positive effect on both Pearl Total Return Fund and Pearl Aggressive Growth Fund.

•	During the first six months of 2005, a majority of Pearl Total Return Fund’s investments were in relatively conservative mutual funds with below-average risk records, a value emphasis, and a continuing tilt toward small-cap to mid-cap stocks. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. The Fund held only one pure bond fund but also held a balanced fund which holds some fixed-income investments. We believe these decisions reduced risk and helped performance. The Fund’s small-cap and foreign stock positions both helped significantly. The Fund’s value emphasis helped its investments in mutual funds holding U.S. stocks. This Fund was at least 90% invested in equity funds throughout the first half of 2005. The Fund’s partial defensive position has helped performance in the weak market this year.

•	Pearl Aggressive Growth Fund had a similar small-to-mid-cap leaning but a significantly stronger foreign stock emphasis than Pearl Total Return Fund. Both of these priorities contributed to the Fund’s outperformance in the first half of 2005 – especially in the second quarter. Conversely, in the first quarter the overall poor showing of small-cap stock funds hindered this Fund’s performance. This Fund had a slight growth-style emphasis but moved closer to a value-growth balance during by June 30. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds.

•	Both funds owned shares of many mutual funds that are closed to new investors, and were able to make no-load purchases of some mutual funds that would require most investors to pay a sales charge. Both factors helped performance of both Funds. See page 4.

•	Both Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•	Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively lower volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your investment management team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive turnover of the Funds’ portfolios.

We are pleased that both Funds’ annualized portfolio turnover during the first half of 2005 was relatively low: 24% for Pearl Total Return Fund and 48% for Pearl Aggressive Growth Fund.

No-Load Investing. We Avoid Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent transaction costs for you and all our shareholders. Each Fund can invest only in no-load (no sales charge, no redemption fee), load-waived (no-load due to large purchases), or low-load (sales load and redemption fee together must not exceed 2%) mutual funds. The Funds also can invest in closed-end funds but have not yet done so. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid completely all sales charges, commissions, and redemption fees – and both Funds did completely avoid them again in 2005 to date.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2005 to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Funds are able to select no-load investments from a very wide range of funds — even though many of those funds would require most investors to pay a sales load.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. At June 30, 2005: Pearl Total Return Fund held 14 equity funds, and 9 of these were no longer open to new investors. These funds comprised 64% of Total Return Fund’s total assets. Of the 14 equity funds Pearl Aggressive Growth Fund held, 5 were closed to new investors. These funds comprised 33% of this Fund’s total assets.

Investments. At June 30, 2005, 90.5% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 1.6% in a high-quality bond fund, and 7.9% in cash.

At June 30, 2005, 95.7% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, with 4.3% in cash.

A more precise way to measure each Fund’s asset allocation is its investment portfolio asset breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at June 30, 2005, each Fund’s investment portfolio asset breakdown was:

	Total Return Fund		Aggressive Growth Fund
	(as a percentage of total assets)

Total Stocks		77.0%		91.8%
U.S. Stocks	33.5%		36.9%
Foreign Stocks	43.5%		54.9%
Bonds		3.0%		0.0%
Cash		16.0%		7.5%
Other		4.0%		0.7%

For example, at June 30, 2005, Pearl Total Return Fund’s direct cash position was 7.9%, but this increased to 16.0% when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation and portfolio holdings vary with changes in investments.

Top 5 Mutual Fund Portfolio Holdings at June 30, 2005 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
First Eagle Overseas, Class I	18.74%	Matthews Pacific Tiger	11.99%
Oakmark International Small Cap, Class I	13.73%	Artisan International Small Cap, Inv. Class	10.90%
Matthews Asian Growth & Income	10.51%	American Century Int’l Opportunity, Inv. Cl.	10.85%
Keeley Small Cap Value	8.27%	Oakmark Global	10.33%
Dodge & Cox Balanced	6.97%	John Hancock Classic Value, Inv. Cl.	8.57%

Year-end investments of both Funds are listed in the financial statements. The most recent month-end portfolio holdings are available at www.pearlfunds.com.

Portfolio investments are subject to change at any time without notice, and changes have been made since June 30, 2005. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We still believe there are many risks in the U.S. stock market, including continued overvaluation of many stocks, continued high expectations for economic and earnings growth, possible additional terrorist attacks, and the inevitable uncertainties of being at war.

However, we believe interest rates (still historically low though rising) are positive for stocks. They still provide support for company earnings and encourage some investors to move their money from low-yielding accounts into stock investments.

Although always difficult to judge, on balance we believe the reward/risk ratio is neutral near-term (1-3 mo.), slightly positive intermediate-term (4-12 mo.), and moderately positive long-term. We also believe the near-term outlook no longer strongly favors small-to-mid-cap stock funds – their relative attractiveness has lessened due to their extended outperformance in recent years. We currently view small-, medium-, and large-cap stock funds as providing approximately equal opportunities.

We believe foreign stocks overall (including those in emerging markets), especially foreign small-cap and mid-cap stocks, still appear to offer a better reward/risk ratio than U.S. stocks. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund is now near the middle (about 90%) of its normal investment range in equity mutual funds. A majority of this Fund’s investments are in equity funds that we believe are relatively conservative. The Fund’s investments have a value emphasis but also include a significant growth component; lean toward mid-to-large-cap stock funds but remain largely balanced across the range of equity funds that hold small-to-mid-to-large-cap stocks; and have a continuing strong emphasis on foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; recently about 96%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile; includes more equity funds that emphasize growth and equity funds that hold mostly small-to-mid-cap stocks; and has an even greater (more than 50% of portfolio) investment in foreign stock funds. This Fund has nearly equal emphasis on value-style and growth-style funds.

We diligently seek to select the best mutual funds in view of changing market conditions and each Fund’s investment objective. Taking into account the opportunities and the risks, we believe each Fund’s current portfolio mix is appropriate for the current market environment.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

Pearl Total Return Fund’s average annual total return was + 12.36% during the last 3 years, + 8.92% over the last 5 years, and + 11.09% for the last 10 years.

The value of an investment in Pearl Total Return Fund grew 42% over the last 3 years, 53% during the last 5 years, and 186% over the last 10 years.

Performance of Pearl Total Return Fund and Comparison Indexes through 6-30-05:

	1 year	3 years	5 years	10 years
Average Annual Total Returns for years ended 6-30-05 with dividends reinvested:
Pearl Total Return Fund	+13.06%	+12.36%	+8.92%	+11.09%
Dow Jones Wilshire 5000 (Full Cap)	+8.39%	+9.98%	-1.25%	+9.97%
MSCI World Index	+10.05%	+10.04%	-2.08%	+7.07%
Standard & Poor’s 500 Index	+6.32%	+8.28%	-2.37%	+9.94%

See Page 15 for a description of each index.

All performance and total return figures for each Pearl Fund are net – after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of each Pearl Fund and all expenses of the mutual funds in its portfolio.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 6-30-05:

Annualized Standard Deviations:	3 years
Pearl Total Return Fund	12.45%
Dow Jones Wilshire 5000 (Full Cap)	13.91%
MSCI World Index	14.21%
Standard & Poor’s 500 Index	13.93%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 6-30-05:

Sharpe Ratios:	3 years
Pearl Total Return Fund	+0.88
Dow Jones Wilshire 5000 (Full Cap)	+0.64
MSCI World Index	+0.64
Standard & Poor’s 500 Index	+0.53

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was significantly better than all 3 comparison indexes during the past 3 years through June 30, 2005.

We are shareholders too!

All our Trustees, Officers, and employees are Pearl Funds shareholders.

We eat our own cooking!

If your Pearl Funds investment grows or declines, so does ours!

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Mutual Funds. Pearl Management Company does not manage other mutual funds or separate accounts.

Our single focus helps us to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 13.06% total return for the year ended June 30, 2005.

•	Pearl Total Return Fund’s + 13.06% total return outperformed all 3 comparison indexes for the year ended June 30, 2005. We believe this outperformance is significant because it was achieved during a period that included a strong market rise (4th quarter 2004), while throughout that year this Fund had a risk-reducing partial defensive position. Often less than 80% of the Fund’s total assets were invested in stocks as measured by the actual holdings of the mutual funds in its portfolio. Its 3 benchmarks are pure stock indexes that are always 100% in stocks. See page 4.

•	Your Fund’s total return was + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•	During the entire 5 years through June 30, 2005, Total Return Fund was up 53.26% while its 3 comparison indexes were down (9.12%) on average (not annualized). See page 1.

•	Your Fund outperformed all 3 comparison indexes year-to-date and during the last 1, 3, 5, and 10 years through June 30, 2005. See pages 2 and 6.

•	Pearl Total Return Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years. See page 7.

Expenses. Pearl Total Return Fund’s total net expenses, after reimbursement by the Manager (see page 13), were 0.98% of the Fund’s average net assets during the 12 months ended 6-30-05. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Net Assets of Pearl Total Return Fund at June 30, 2005:

NAV (net asset value) per share:	$ 14.21 — up from $14.02 at 12-31-04

Net assets:	$78,866,118 — up from $74,057,965 at 12-31-04

Pearl Management Company, the Funds’ Manager, and all of its Officers

do not receive any compensation or fee from any mutual fund held by either Pearl Fund,

or from any manager of any such fund.

Pearl Management Company and all of its Officers do not own shares of any company which manages any mutual fund held by either Pearl Fund.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 4 years since its inception is summarized in this graph:

Pearl Aggressive Growth Fund has come through a very volatile first 4 years of existence with a solid 51.63% gain (not annualized) – and strongly outperformed all 3 comparison indexes.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-05:

	1 Year	3 Years	From 7-2-01 (inception)
Average Annual Total Returns for periods ended 6-30-05 with dividends reinvested:
Pearl Aggressive Growth Fund	+13.84%	+15.36%	+10.97%
Dow Jones Wilshire 5000 (Full Cap)	+8.39%	+9.98%	+2.62%
MSCI World Index	+10.05%	+10.04%	+3.09%
Standard & Poor’s 500 Index	+6.32%	+8.28%	+1.05%

See page 15 for a description of each index.

Current performance, daily prices (net asset value), and month-end portfolio holdings of both Pearl Funds are available at www.pearlfunds.com.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on the potential riskiness of its portfolio, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-05:

Annualized Standard Deviations:	3 Years
Pearl Aggressive Growth Fund	16.91%
Dow Jones Wilshire 5000 (Full Cap)	13.91%
MSCI World Index	14.21%
Standard & Poor’s 500 Index	13.93%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-05:

Sharpe Ratios:	3 Years
Pearl Aggressive Growth Fund	+0.84
Dow Jones Wilshire 5000 (Full Cap)	+0.64
MSCI World Index	+0.64
Standard & Poor’s 500 Index	+0.53

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was significantly better than all 3 comparison indexes during the past 3 years through June 30, 2005.

We avoid transaction costs. Pearl Aggressive Growth Fund has never paid — and Pearl Total Return Fund has not paid since 1998 — any sales charge, commission, or redemption fee.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 13.84% total return for the year ended June 30, 2005.

•	Pearl Aggressive Growth Fund’s + 13.84% total return outperformed all 3 comparison indexes for the year ended June 30, 2005.

•	Your Fund has strongly outperformed all 3 comparison indexes since its inception (July 2, 2001). During its first 4 years though June 30, 2005, Pearl Aggressive Growth Fund was up 51.63% while all 3 benchmark indexes were only up +9.38% on average (not annualized). See page 1.

•	Pearl Aggressive Growth Fund also strongly outperformed all 3 comparison indexes on a risk-adjusted total return basis for the 3 year period ended 6-30-05.

Expenses. Pearl Aggressive Growth Fund’s total net expenses, after reimbursement by the Manager (see page 13), were 0.98% of the Fund’s average net assets during the 12 months ended 6-30-05. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at June 30, 2005:

NAV (net asset value) per share:	$ 13.65 — up from $13.51 at 12-31-04

Net assets:	$28,699,681 — up from $26,381,816 at 12-31-04

Both Pearl Funds are no-load — no sales charge or commission.

To help protect long-term shareholders and discourage frequent trading of Fund shares,

a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, June 30, 2005

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on this page is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating your actual expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the “Expenses paid during the period” section of the table, locate the amount for your Fund. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

December 31, 2004 through June 30, 2005 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ( $)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,115.52	1,050.00	5.21	5.05	0.98%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,126.69	1,050.00	5.24	5.05	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.

Limit on Expenses of Pearl Funds. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. This expense limit, and the Manager’s reimbursement of expenses that exceed the expense limit, lower the expense ratio and increase each Fund’s total return. See page 14 for more information.

Compare with other funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in either Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are no-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a fund of funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of certain states. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities law. The Funds are offered only to residents of the United States.

We Invite and Welcome Your Calls. A real, live person will talk with you, promptly. You will know the full name of the person you talk with. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1. Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2. Telephone to 303-679-9689

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling toll-free 866-747-9030.

Disclosure of Portfolio Holdings. The Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS - UNAUDITED

June 30, 2005

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Artisan Mid Cap Value Fund	157,471	3.75%	$2,960,464
Bridgeway Ultra-Small Company Market Fund	12,775	0.27%	216,664
Dodge & Cox Balanced Fund	69,642	6.98%	5,503,770
Dodge & Cox Stock Fund	20,086	3.30%	2,600,914
First Eagle Overseas Fund, Class I	653,203	18.76%	14,795,058
JP Morgan Mid Cap Value Fund, Select Shares	168,192	4.97%	3,920,547
Keeley Small Cap Value Fund	170,423	8.28%	6,530,624
LSV Value Equity Fund	183,366	3.62%	2,855,010
Mairs & Power Growth Fund	65,670	5.78%	4,554,840
Matthews Asian Growth and Income Fund	505,631	10.51%	8,292,346
Oakmark International Small Cap Fund, Class I	527,270	13.75%	10,840,662
Thornburg International Value Fund, Class I	186,577	4.99%	3,933,043
Wasatch Core Growth Fund	24,098	1.35%	1,064,420
William Blair International Growth Fund, Class I	150,552	4.33%	3,417,524

TOTAL EQUITY MUTUAL FUNDS		90.64%	71,485,886

Income mutual funds:
PIMCO Total Return Fund, Institutional Class	115,154	1.58%	1,244,811

TOTAL INCOME MUTUAL FUNDS		1.58%	1,244,811

Money market mutual funds:
Vanguard Money Market Prime Fund	11,217	0.01%	11,217

TOTAL MONEY MARKET FUNDS		0.01%	11,217

TOTAL INVESTMENTS (cost $57,388,265, including reinvested dividends and distributions)		92.23%	72,741,914
Cash		7.83%	6,175,382
Accrued interest		0.02%	13,249

TOTAL ASSETS		100.08%	78,930,545

LIABILITIES:

Distribution payable		0.00%	—
Investment manager’s fees payable (Note 5)		0.07%	52,033
Payable to manager for expenses of Fund (Note 5)		0.01%	11,327
Payable for shares redeemed		0.00%	—
Other liabilities		0.00%	1,067

TOTAL LIABILITIES		0.08%	64,427

NET ASSETS, applicable to 5,549,372 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	78,866,118

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$14.21

NET ASSETS CONSIST OF:
Capital			62,488,435
Accumulated undistributed net investment income			(103,224)
Accumulated net realized gains			1,127,258
Net unrealized appreciation in value of investments			15,353,649

TOTAL NET ASSETS			78,866,118

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS - UNAUDITED

Six Months Ended June 30, 2005
INVESTMENT INCOME:

Income:
Dividends	$218,980
Interest on bank account	53,291

TOTAL INVESTMENT INCOME	272,271

Expenses, current year (Note 5):
Associations	0
Auditors’ services	33,148
Chief Compliance Officer Compensation	3,679
Chief Compliance Officer Expenses	1,071
Continuing Education, Trustees	0
Custodian fees	3,754
Data processing	1,468
Trustees’ fees (Note 6)	31,968
Registration fees	23,606
Insurance	14,236
Investment management and administrative services fees (Note 5)	308,871
Legal services	23,308
Meetings	2,180
Other	2,303

TOTAL EXPENSES BEFORE REIMBURSEMENT	449,592
Expenses reimbursed by investment manager (Note 5)	(73,665)

TOTAL EXPENSES	375,927

NET INVESTMENT INCOME	(103,656)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	1,127,180
Change in net unrealized appreciation of investments	96,835

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,224,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,120,359

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$(103,656)	$1,422,528
Net realized gains (losses) on investments	1,127,180	4,392,824
Change in net unrealized appreciation of investments	96,835	4,614,304

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,120,359	10,429,656

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	0	(1,422,528)
Distributions from net realized gains	0	(2,609,260)

TOTAL DISTRIBUTIONS	0	(4,031,788)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (361,356 and 754,175 shares)	5,044,291	9,953,729
Net asset value of shares (0 and 276,998 shares) issued in reinvestment of distributions	0	3,883,508
Paid on redemption of shares (96,043 and 187,504 shares), including exchanges into Pearl Aggressive Growth Fund	(1,356,497)	(2,529,317)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 265,313 and 843,669 shares)	3,687,794	11,307,920

TOTAL INCREASE IN NET ASSETS	4,808,153	17,705,788
NET ASSETS:
Beginning of period	74,057,965	56,352,177

End of period (including accumulated undistributed net investment income (loss), ($103,224) and $432, respectively)	$78,866,118	$74,057,965

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS - UNAUDITED

June 30, 2005

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
American Century International Opportunities Fund, Investor Class	297,687	10.86%	$3,116,778
Artisan International Small Cap Fund, Investor Class	173,694	10.91%	3,129,958
Berwyn Fund	64,546	6.69%	1,919,599
Diamond Hill Large Cap Fund, Class I	57,951	2.64%	758,577
Dreyfus Premier Emerging Markets Fund, Class A	95,882	6.77%	1,942,564
Fidelity Leverage Company Stock	54,067	4.55%	1,305,712
Hartford Capital Appreciation Fund, Class Y	59,993	7.45%	2,139,354
John Hancock Classic Value Fund, Class I	104,124	8.58%	2,461,497
Matthews Pacific Tiger Fund	210,066	12.00%	3,445,089
Munder Small Cap Value Fund, Class Y	43,224	4.02%	1,153,649
Oakmark Global Fund, Class I	134,358	10.34%	2,966,626
US Global Investors Eastern European Fund	58,346	6.41%	1,839,075
Wasatch Micro Cap Fund	119,191	3.02%	867,712
William Blair Small Cap Growth Fund, Class I	17,376	1.51%	434,230

TOTAL EQUITY MUTUAL FUNDS		95.75%	27,480,420

Money market mutual fund:
Vanguard Money Market Prime Fund	6,538	0.02%	6,538

TOTAL INVESTMENTS (cost $22,408,765, including reinvested dividends and distributions)		95.77%	27,486,958
Cash		4.30%	1,233,197
Accrued interest		0.01%	2,592

TOTAL ASSETS		100.08%	28,722,747

LIABILITIES:

Payable for shares redeemed		0.00%	0
Investment manager’s fees payable (Note 5)		0.07%	20,034
Payable to manager for expenses of Fund (Note 5)		0.01%	2,796
Other liabilities		0.00%	236

TOTAL LIABILITIES		0.08%	23,066

NET ASSETS, applicable to 2,102,903 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$28,699,681

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$13.65

NET ASSETS CONSIST OF:
Capital			$22,285,490
Accumulated undistributed net investment income			(126,203)
Accumulated net realized gains			1,462,200
Net unrealized appreciation in value of investments			5,078,194

TOTAL NET ASSETS			$28,699,681

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS - UNAUDITED

Six Months Ended June 30, 2005
INVESTMENT INCOME (LOSS):

Income:
Dividends	$414
Interest on bank account	8,078

TOTAL INVESTMENT INCOME	8,492

Expenses, current year (Note 5):
Associations	0
Auditors’ services	11,852
Chief Compliance Officer Compensation	1,321
Chief Compliance Officer Expenses	384
Continuing Education, Trustees	0
Custodian fees	1,346
Data processing	526
Trustees’ fees (Note 6)	11,532
Registration fees	15,280
Insurance	5,071
Investment management and administrative services fees (Note 5)	118,261
Legal services	8,371
Meetings	783
Other	942

TOTAL EXPENSES BEFORE REIMBURSEMENT	175,669
Expenses reimbursed by investment manager (Note 5)	(40,906)

TOTAL EXPENSES	134,763

NET INVESTMENT INCOME	(126,271)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	1,462,200
Change in net unrealized appreciation of investments	(1,025,740)

NET REALIZED GAINS ON INVESTMENTS	436,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$310,189

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS - UNAUDITED

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$(126,271)	$267,478
Net realized gains on investments	1,462,200	2,520,906
Change in net unrealized appreciation of investments	(1,025,740)	1,119,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	310,189	3,907,710

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	0	(267,478)
Distributions from net realized gains	0	(1,995,637)

TOTAL DISTRIBUTIONS	0	(2,263,115)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (161,764 and 184,181 shares)	2,158,059	2,423,909
Net asset value of shares (0 and 157,608 shares) issued in reinvestment of distributions	0	2,129,275
Paid on redemption of shares (11,168 and 65,548 shares), including exchanges into Pearl Total Return Fund	(150,383)	(872,313)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 150,596 and 276,241 shares)	2,007,676	3,680,871

TOTAL INCREASE IN NET ASSETS	2,317,865	5,325,466
NET ASSETS:
Beginning of period	26,381,816	21,056,350

End of period (including accumulated undistributed net investment income (loss), $(126,203) and $0, respectively)	$28,699,681	$26,381,816

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - UNAUDITED

SIX MONTHS ENDED JUNE 30, 2005 AND YEAR ENDED DECEMBER 31, 2004

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Funds have never invested in closed-end funds); and (4) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ distributions to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of June 30, 2005, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $57,388,266, including the amounts of all reinvested dividends and distributions, as of June 30, 2005; the aggregate gross unrealized appreciation was $15,368,014; and the aggregate gross unrealized depreciation was ($14,365); resulting in net unrealized appreciation of $15,353,649.

As of June 30, 2005, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $22,408,765, including the amounts of all reinvested dividends and distributions, as of June 30, 2005; the aggregate gross unrealized appreciation was $5,078,194; and the aggregate gross unrealized depreciation was $0; resulting in net unrealized appreciation of $5,078,194.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $9,344,838 and $8,461,802, respectively, for the first half of 2005. Purchases include reinvestments of dividends and distributions.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $7,421,554 and $6,365,141, respectively, for the first half of 2005. Purchases include reinvestments of dividends and distributions.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For the first half of 2005 expenses totaling $73,665 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $597,583 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $5,265 for 2000, $188,077 for 2001, $125,738 for 2002, $96,067 for 2003, and $108,771 for 2004.

For the first half of 2005 expenses totaling $40,906 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $250,205 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager since inception are: $58,812 for the last six months of 2001, $52,276 for 2002, $44,409 for 2003, and $53,802 for 2004.

The Manager and its Officers, Directors, and shareholders, as a group, owned 6.67% of PTRF’s outstanding shares as of June 30, 2005. Entities affiliated with one or more Officers and Directors of the Manager owned 77.96% of PTRF’s outstanding shares as of June 30, 2005.

The Manager and its Officers, Directors, and shareholders, as a group, owned 9.98% of PAGF’s outstanding shares as of June 30, 2005. Entities affiliated with one or more Officers and Directors of the Manager owned 72.80% of PAGF’s outstanding shares as of June 30, 2005.

6.	COMPENSATION. The Officers and two Trustees (David M. Stanley and Robert H. Solt) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ seven Trustees who are not affiliated with the Manager are Peggy Sue Armstrong-Gustafson, John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $43,500 for the first half of 2005 and $66,750 for 2004.

7.	DISTRIBUTIONS. On January 31, 2005, PTRF paid an income dividend of $.2841 per share from 2004 net investment income; a short-term capital gain of $.0069 per share; and a long-term capital gain of $.5142 per share to shareholders of record on December 31, 2004. On January 30, 2004, PTRF paid an income dividend of $.2041 per share from 2003 net investment income, to shareholders of record on December 31, 2003. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2005, PAGF paid an income dividend of $.1490 per share from 2004 net investment income; a short-term capital gain of $.0171 per share; and a long-term capital gain of $1.0948 per share to shareholders of record on December 31, 2004. On January 30, 2004, PAGF paid no dividend or distribution. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS - UNAUDITED

	Six Months Ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	14.02		$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94	$10.15	$9.13

Income from Investment Operations
Net investment income	(0.02)		0.28	0.20	0.09	0.12	0.69	0.45	0.23	0.42	0.20	0.26
Net realized and unrealized gains (losses) on investments	0.21		1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29	1.19	1.24	1.67

Total investment operations	0.19		2.13	3.39	(1.16)	0.33	0.19	2.82	0.52	1.61	1.44	1.93

Less Distributions (Note 7)
Dividends from net investment income	None		(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)	(0.42)	(0.20)	(0.26)
Distributions from net realized capital gains on investments	None		(0.52)	None	None	None	(1.12)	(0.66)	(1.07)	(0.90)	(0.45)	(0.65)

Total distributions	None		(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)	(1.32)	(0.65)	(0.91)

Net asset value, end of period	14.21		$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94	$10.15

Total Return	1.36%		16.83%	35.73%	(10.75)%	3.13%	1.56%	26.99%	4.60%	14.75%	14.19%	21.13%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	78,866		74,058	56,352	39,928	46,807	58,875	59,603	48,752	46,662	32,910	25,623
Ratio of net expenses to average net assets	0.98	%*	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%	0.93%	0.95%	1.06%
Ratio of gross expenses to average net assets	1.17	%*	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%	0.93%	0.95%	1.06%
Ratio of net investment income to average net assets	-0.27	%*	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%	3.82%	1.87%	4.52%
Ratio of total investment income less gross expenses to average net assets	-0.46	%*	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%	3.86%	1.91%	4.59%
Portfolio turnover (excluding money market mutual funds)	24	%*	34%	34%	55%	50%	78%	85%	79%	55%	78%	102%

*	Annualized

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS - UNAUDITED

	Six Months Ended June 30, 2005		2004	2003	2002	Period July 2, 2001 (inception) through December 31, 2001
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$13.51		$12.56	$8.19	$9.90	$10.00

Income from Investment Operations
Net investment income (loss)	(0.06)		0.15	(0.03)	(0.07)	0.06
Net realized and unrealized gains (losses) on investments	0.20		2.06	4.40	(1.64)	0.00

Total investment operations	0.14		2.21	4.37	(1.71)	0.06

Less Distributions (Note 7)
Dividends from net investment income	None		(0.15)	None	None	(0.06)
Distributions from net realized capital gains on investments	None		(1.11)	None	None	(0.10)

Total distributions	None		(1.26)	None	None	(0.16)

Net asset value, end of period	$13.65		$13.51	$12.56	$8.19	$9.90

Total Return	1.04%		17.60%	53.36%	(17.27)%	0.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	28,700		26,382	21,056	14,605	15,846
Ratio of net expenses to average net assets	0.98	%*	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.27	%*	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	-0.91	%*	1.17%	(0.29)%	(0.82)%	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	-1.21	%*	0.93%	(0.55)%	(1.15)%	0.60	%*
Portfolio turnover (excluding money market mutual funds)	48	%*	29%	47%	56%	13	%*

*	Annualized

See notes to financial statements.

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to this filing on Form N-CSR of a semi-annual report.

	(2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ David M. Stanley
David M. Stanley
Trustee, President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary
(Principal Executive Officer)
Date:	August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Stanley
David M. Stanley
Trustee, President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary
(Principal Executive Officer)
Date:	August 31, 2005

By:	/s/ Robert H. Solt
Robert H. Solt
Trustee, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer
(Principal Accounting Officer)
Date:	August 31, 2005

Exhibit (a)(2)(i)

CERTIFICATIONS

I, Robert H. Solt, certify that:

1. I have reviewed this report on Form N-CSR of Pearl Mutual Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 31, 2005

/s/ Robert H. Solt
Robert H. Solt
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

2

Exhibit (a)(2)(ii)

CERTIFICATIONS

I, David M. Stanley, certify that:

1. I have reviewed this report on Form N-CSR of Pearl Mutual Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 31, 2005

/s/ David M. Stanley
David M. Stanley
President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary

2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the attached Report of Pearl Mutual Funds (the “Funds”) on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Funds does hereby certify that, to the best of such officer’s knowledge:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations as of, and for the periods, presented in the Report.

Dated: August 31, 2005

/s/ Robert H. Solt
Robert H. Solt
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

Dated: August 31, 2005

/s/ David M. Stanley
David M. Stanley
President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary